UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

GPGI, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

(908) 518-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	GPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On March 12, 2026, GPGI, Inc. (the “Company”) issued a press release announcing its financial results for the year and three months ended December 31, 2025, and provided an investor presentation to accompany the press release. Copies of the press release and the investor presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, which are furnished herewith pursuant to and relate to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 (d) Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release of GPGI, Inc. dated March 12, 2026
99.2	Investor Presentation of GPGI, Inc. dated March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GPGI, Inc.

Date: March 12, 2026	By:	/s/ Kurt Schoen
	Name:	Kurt Schoen
	Title:	Principal Financial Officer